                                 Annual Report


                                              NEW
                                              INCOME
                                              FUND
                                              ------------
                                              MAY 31, 2000
                                              ------------

                            [LOGO OF T. ROWE PRICE]

                                 T. ROWE PRICE

REPORT HIGHLIGHTS
-------------------
New Income Fund

 .    Interest rates continued to rise and most bond prices fell during the 6-
     and 12-month periods ended May 31, 2000.

 .    The fund's modest gain for each period handily exceeded the results of our
     Lipper category but lagged the Lehman U.S. Aggregate Index.

 .    We increased exposure to Treasury inflation-protected securities as cost pressures mounted, and we also boosted holdings of mortgage-backed securities.

 .    At current yields, corporate bonds and mortgage securities are well posi-
     tioned to deliver strong total returns in the years ahead.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Bond prices fell in most sectors and interest rates rose during the past year due to persistent strength in the U.S. economy, revived global growth, and mounting cost pressures. The Federal Reserve raised its target for the key federal funds rate six times over the past 12 months in an effort to slow U.S. growth and forestall potential inflation. Bond funds in general struggled to make headway in this environment. The New Income Fund posted modest returns in the 6- and 12-month periods ended May 31, but performed well compared with its Lipper peer group average.

MARKET ENVIRONMENT

--------------------
Interest Rate Levels
--------------------------------------------------------------------------------

                                    [GRAPH]

             30-Year Treasury Bond   5-Year Treasury Note   1-Year Treasury Bill
5/31/99               5.8                   5.51                   4.93
 Jun-99              6.11                   5.88                   5.14
 Jul-99              6.05                   5.75                   5.07
 Aug-99              6.08                   5.86                   5.29
 Sep-99              6.09                   5.81                   5.24
 Oct-99               6.3                   6.09                   5.51
 Nov-99              6.22                   6.03                   5.65
 Dec-99              6.46                   6.33                   5.95
 Jan-00              6.57                   6.63                   6.17
 Feb-00              6.15                   6.58                   6.18
 Mar-00              5.94                   6.42                    6.3
 Apr-00              5.95                   6.42                   6.19
5/31/00               6.0                   6.49                    6.3


The past year was a volatile one for the financial markets, which had to contend with a number of unusual factors including the white-hot economy and the Fed's aggressive efforts to cool it off. Robust demand for goods and services in the U.S. combined with a recovery of demand overseas raised concern within the Fed and elsewhere that the domestic economy could overheat and revive inflation. In the first quarter of 2000, GDP grew at an annual rate of 5.4%, while the jobless rate, currently at 4.1%, hovers near 30-year lows. Foreign demand for U.S. exports grew 8% in the first quarter compared with the year-earlier period, while forecasts for growth outside the U.S. are at their highest levels in years. To date, inflation has risen only modestly from the extremely low levels of the past three years, achieved in large part through productivity gains and inexpensive imports. In the past year, the consumer price index rose 3.1%. Excluding the volatile food and energy components, core CPI rose just 2.4%.

The Fed increased the key federal funds target rate 1.75 percentage points, to 6.5%, during the year--above the peak target set during the Fed's last tightening cycle, which ended in 1995. With the economy showing few signs of deceleration after five quarter-point rate hikes, the central bank increased rates a half point on May 16. Data released in the ensuing weeks, however, did suggest a slowing economy, and investors began to feel that the Fed was nearing the end of its rate-hike program.

Against this backdrop, Treasury issuance plunged. In fact, the Treasury Department began a $30 billion debt repurchase program in early 2000. Several years of greater-than-expected federal budget surpluses have begun to reduce the supply of Treasury debt. (Salomon Smith Barney projects that more than $200 billion in Treasury bonds will mature this year and not be reissued by the government.) As a result, the 30-year Treasury bond yield peaked in mid-January at about 6.75%, well before any letup in Fed rate hikes was in sight. The yield fell as low as 5.71% in early April, as market participants feared a shortage of long-term Treasuries. Since then, long-term Treasury yields have zig-zagged, falling again most recently as evidence of slower economic growth accumulated. By the end of the period, the 30-year Treasury bond yielded 6.00%, up modestly from the 5.80% level on May 31, 1999, as shown in the chart on page 1. Yields on short- and intermediate-term Treasuries rose far more during the year, and the Treasury yield curve inverted as short-term securities came to yield more than long-term bonds. (The yield curve is a line plotting the yields on bonds from short to long maturities.) Normally, long-term bonds offer higher yields than shorter-term bonds to compensate for their higher risk.

Other sectors of the market fared far worse than Treasuries. According to Lehman Brothers, the average yield on BAA (medium quality investment grade) intermediate corporate bonds, for example, rose 1.51 percentage points to 8.86% during the year. Since five-


-------------------
Bond Market Returns
--------------------------------------------------------------------------------
                                    [GRAPH]

                6-Month Return                  12-Month Return
Treasury              2.94                             3.35
Mortgage              1.28                             2.63
AAA                   0.82                             1.96
BBB                  -1.58                            -1.53
BBB/BB               -2.27                            -1.99
year Treasury yields rose just one percentage point in the same period, the yield advantage of corporates over Treasuries grew substantially. The highest-quality corporates (rated AAA) produced only slight total returns over the past six and 12 months, as shown in the nearby bar chart. BBB rated bonds, the lowest-quality investment-grade corporates, provided negative total returns in both periods, as did split-rated bonds (securities rated BBB by one major rating agency but only BB by another.) In fact, as the chart on page 2 shows, bond market returns were closely correlated to credit quality, with the highest-rated debt (that of the U.S. government) performing the best. That is the opposite of what one would normally expect in an environment where robust economic growth is pushing both corporate profits and interest rates higher. (Lower-quality corporate bonds are more sensitive to corporate profit growth than to interest rates.) Increased volatility in the stock market and rising potential for negative surprises from individual companies raised investor concern about credit quality. In addition, corporates suffered in comparison with Treasuries because of the dramatic reduction in the supply of Treasury bonds.

Mortgage-backed and asset-backed securities posted modest returns over the past six and 12 months, benefiting from high credit quality and liquidity. (Liquidity refers to the ease with which a security can be bought and sold in significant quantity without much effect on the security's price.) GNMA pass-throughs in particular performed well as market participants assigned more value to the explicit U.S. government guarantee of GNMA loans. However, mortgage- and asset-backed securities overall underperformed Treasuries, and as a result their already attractive yield advantages over Treasuries grew larger.

PERFORMANCE REVIEW

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 5/31/00                                 6 Months         12 Months
--------------------------------------------------------------------------------
New Income Fund                                          1.16%             1.13%
Lehman U.S. Aggregate Index                              1.38              2.11
Lipper Average of Corporate Bond Funds A-Rated           0.34              0.14

In a difficult environment for bonds, the New Income Fund delivered modest total returns for the 6- and 12-month periods ended May 31, 2000. Results handily exceeded those of the Lipper category, as shown in the table. Performance lagged.

the unmanaged Lehman U.S. Aggregate Index, however, partly due to the impact of fund expenses, which the index does not incur. The Lehman index was also boosted by the strong relative performance of Treasury bonds, which compose nearly a third of the benchmark but a much smaller portion of the fund. Your returns were provided entirely by dividend income over both periods. As a result of rising interest rates, the fund's share price declined $0.43 during the year, from $8.50 on May 31, 1999, to $8.07 at the end of the period. Dividend income per share of $0.52 during the year offset the decline in net asset value. The fund's six-month dividend yield rose to 6.57% from 6.22% on November 30 and 6.09% a year ago.

STRATEGY

The themes discussed in the Market Environment section guided our strategy over the past six months. We focused on the careful selection of sectors and individual securities as well as the most advantageous points of the yield curve rather than on the overall direction of interest rates. As a result, fund duration remained roughly neutral compared with the Lehman index. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a duration of five years means the fund's share price will rise or fall about 5% for each one-percentage-point fall or rise in interest rates.)

Rising costs in the economy and the modest uptick in inflation led us to increase our allocation to Treasury inflation-protected securities (TIPS). In addition to their stated coupon yield, TIPS provide additional interest income when inflation rises. As of May 31, more than 5% of fund assets was invested in TIPS, and the fund's overall Treasury exposure was 17%, compared with 12% six months earlier. While long-term Treasuries appear expensive as measured by many traditional value yardsticks (for example, their yields are low compared with alternative securities), we increased our exposure. Conventional long-term Treasuries (not TIPS) are the target of the Treasury buyback program and few--if any--will be sold by the government after August. By purchasing more of these dwindling Treasury bonds, we positioned the fund to participate in the best-performing segment of the investment-grade market during the period.

As we discussed in our last shareholder report, our outlook for corporate bonds was positive entering the latest six-month period. The wave of new supply created by the rush by corporations to issue debt before

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [GRAPH]
Cash and Other                                                                4%
U.S. Treasuries                                                              17%
U.S. Agency Obligations                                                       3%
Corporate Bonds and Convertibles                                             34%
Mortgage - Backed Securities                                                 37%
Asset - Backed Securities                                                     5%

Based on net assets as of 5/31/00.

the fourth quarter of last year (due to Y2K concerns) had subsided, liquidity had improved, and the corporate yield advantage over Treasuries had reached historically significant levels. However, early in the new year, the positive tone and liquidity of the corporate market gave way to concerns about stock market volatility and its effect on the debt market, a more aggressive Fed, and the potential for adverse credit events (such as a company taking on a large amount of debt to finance an acquisition). Rather than sell corporate bonds into this distressed market, we opted to maintain an overweighting in corporates and to focus on those securities identified by our credit research group as the most fundamentally attractive, such as Yankee bonds (foreign bonds denominated in U.S. dollars). We also improved diversification by holding smaller positions in more securities. As yields climbed, we targeted large, liquid issues from companies with strong cash flow.

Exposure to mortgage-backed securities increased significantly over the past six months, from 29% of net assets to 37%, since they offer very high credit quality, attractive yield advantages over Treasuries, and high liquidity. We favored GNMA pass-through securities because, in light of the rally in Treasuries, we felt the explicit U.S. government guarantee of GNMA loans was underappreciated in the market. Fundamentals in the mortgage market are also excellent because of decreasing supply.

The fund's unusually high cash position of 9% six months ago was reduced significantly, to 4% as of May 31, as the Y2K transition went smoothly and concerns about financial market disruption proved to be overblown. Portfolio allocations to U.S. agency-backed and asset-backed securities were also reduced. Proceeds from these transactions were invested in Treasuries, TIPS, and mortgages.

INVESTMENT-GRADE CORPORATES AT CURRENT LEVELS...PROVIDE SOLID PROSPECTIVE RETURNS BASED ON INCOME ALONE.

OUTLOOK

The economic environment may continue to provide some surprises for fixed-income investors, but we believe the Fed is well on its way toward successfully orchestrating a soft landing. Economic data released in late May and early June suggest that GDP is set to slow in the second quarter, after growing at an amazingly fast clip the previous three quarters, and that upward pressure on wages and other costs appears contained. Unemployment even rose two-tenths of a percentage point in May, albeit from historic lows. A slowdown in the economy does not necessarily signal lower rates soon. Even a 4% annualized GDP growth rate would be high by historical standards, and lower rates could quickly reignite stock market exuberance and fuel economic activity. With this in mind, we continue to focus on sector and security selection while remaining neutral on the overall direction of interest rates.

The federal budget surplus and its effect on Treasury debt will continue to influence our strategy. Fewer Treasuries in the future could continue to drive a wedge between the yields on "risk-free" assets such as Treasuries and yields in other sectors. We are therefore sensitive to the fact that despite much lower yields, Treasuries, particularly those with long maturities, may continue to post strong relative performance.

We remain optimistic about the bond market. Investment-grade corporates at current levels, with yields as high as 8.5%, provide solid prospective returns based on income alone. We are confident that our strong research team can continue to identify attractive companies and minimize credit risk, and therefore we are planning to increase our corporate holdings. Mortgage pass-through yields are also appealing; however, we are more inclined to reduce prepayment risk than add more of it. Together with well-positioned Treasuries, a portfolio composed of higher-yielding securities from strong issuers at current levels should prove rewarding for investors in the years ahead.

Respectfully submitted,

/s/William T. Reynolds

William T. Reynolds
Director, Fixed Income Division
June 21, 2000

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


KEY STATISTICS                                   11/30/99            5/31/00
--------------------------------------------------------------------------------
Price Per Share                                    $8.24              $8.07
Dividends Per Share
     For 6 months                                   0.26               0.26
     For 12 months                                  0.52               0.52
Dividend Yield *
     For 6 months                                   6.22%              6.57%
     For 12 months                                  6.25               6.50
30-Day Standardized Yield                           6.58               7.46
Weighted Average Maturity (years)                    9.9                9.9
Weighted Average Effective Duration (years)          5.0                4.9
Weighted Average Quality **                           AA                 AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

**   Based on T. Rowe Price research.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


SECTOR DIVERSIFICATION

                                              Percent of         Percent of
                                              Net Assets         Net Assets
                                               11/30/99            5/31/00
--------------------------------------------------------------------------------
Mortgage-Backed Securities                           29%                37%
U.S. Treasury Obligations                            12                 17
Asset-Backed Securities                               9                  5
Banking                                               5                  4
Money Market Funds*                                  13                  3
U.S. Government Agency Obligations                    6                  3
Electric Utilities                                    3                  3
Energy                                                2                  2
Petroleum                                             4                  2
Entertainment and Leisure                             2                  2
Airlines                                              1                  2
Investment Dealers                                    2                  2
All Other                                            16                 17
Other Assets Less Liabilities                        -4                  1
--------------------------------------------------------------------------------
Total                                               100%               100%

*See note at end of financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


---------------------
PORTFOLIO COMPARISON
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


NEW INCOME FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

          Lehman Aggregate Bond Index     New Income Fund        New Income Fund
5/31/90               10,000                 10,000                  10,000
 May-91               11,253                 11,243                  11,243
 May-92               12,653                 12,547                  12,547
 May-93               14,083                 13,734                  13,734
 May-94               14,183                 13,926                  13,926
 May-95               15,812                 15,475                  15,475
 May-96               16,505                 16,047                  16,047
 May-97               17,878                 17,282                  17,282
 May-98               19,829                 19,155                  19,155
 May-99               20,692                 19,350                  19,350
 May-00               21,128                 19,570                  19,570

-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/00       1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
New Income Fund              1.13%        4.23%       4.81%        6.94%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS             For a share outstanding throughtout each period
--------------------------------------------------------------------------------

                                   Year
                                  Ended
                                5/31/00   5/31/99   5/31/98   5/31/97   5/31/96
NET ASSET VALUE
Beginning of period            $   8.50  $   9.09  $   8.77  $   8.70  $   8.97

Investment activities
  Net investment income (loss)     0.52      0.54      0.57      0.58      0.60
  Net realized and
  unrealized gain (loss)          (0.43)    (0.45)     0.36      0.07     (0.27)

  Total from
  investment activities            0.09      0.09      0.93      0.65      0.33

Distributions
  Net investment income           (0.52)    (0.54)    (0.57)    (0.58)    (0.60)
  Net realized gain                  --     (0.14)    (0.04)       --        --

  Total distributions             (0.52)    (0.68)    (0.61)    (0.58)    (0.60)

NET ASSET VALUE
End of period                  $   8.07  $   8.50  $   9.09  $   8.77  $   8.70
                               ------------------------------------------------

Ratios/Supplemental Data

Total return u                     1.13%     1.02%    10.84%     7.70%     3.70%
Ratio of total expenses to
average net assets                 0.73%     0.72%     0.71%     0.74%     0.75%
Ratio of net investment
income (loss) to average
net assets                         6.32%     6.16%     6.31%     6.65%     6.66%
Portfolio turnover rate            83.6%     94.3%    147.3%     87.1%     35.5%
Net assets, end of period
(in millions)                  $  1,633  $  1,942  $  2,076  $  1,711  $  1,634

u Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
                                                                    May 31, 2000

------------------------
PORTFOLIO OF INVESTMENTS                              Par/Shares        Value
--------------------------------------------------------------------------------
                                                            In thousands

CORPORATE BONDS AND NOTES  31.9%

Aerospace & Defense  0.8%
Lockheed Martin, 8.20%, 12/1/09                      $     7,125     $     6,960
Raytheon, (144a), 6.75%, 3/1/02+                           6,500           6,485
                                                                     -----------
                                                                          13,445
                                                                     -----------

Airlines  0.9%
Qantas Airways, (144a), 7.75%, 6/15/09+                   15,000          14,573
                                                                     -----------
                                                                          14,573
                                                                     -----------

Automobiles and Related  1.1%
Ford Motor Credit, 6.125%, 4/28/03                         6,350           6,085
Hertz, 7.00%, 1/15/28                                     15,000          12,473
                                                                     -----------
                                                                          18,558
                                                                     -----------

Banking  4.4%
Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02+    10,000           9,427
Banco Santiago, Sub. Notes, 7.00%, 7/18/07                12,855          11,162
Bank United, 8.875%, 5/1/07                                5,000           4,614
FCB/NC Capital Trust I, 8.05%, 3/1/28                     12,000           9,808
Imperial Bank, Sub. Notes, 8.50%, 4/1/09                   9,265           8,380
M&I Marshall & Ilsley Bank, Sr. Sub. Notes,
7.875%, 3/15/10                                            7,400           7,209
Riggs National, 9.65%, 6/15/09                            10,000           9,904
Sanwa Finance Aruba, Gtd. Notes, 8.35%, 7/15/09            5,500           5,544
Sumitomo Bank, 8.50%, 6/15/09                              5,300           5,386
                                                                     -----------
                                                                          71,434
                                                                     -----------

Beverages  0.3%
Panamerican Beverages, Sr. Notes, 7.25%, 7/1/09            5,550           4,362
                                                                     -----------
                                                                           4,362
                                                                     -----------

Broadcasting  0.5%
Hearst-Argyle Television, 7.50%, 11/15/27                 10,000           8,477
                                                                     -----------
                                                                           8,477
                                                                     -----------

Building and Real Estate  0.9%
BRE Properties, REIT, 7.125%, 2/15/13                     10,000           8,324
Hospitality Properties, Sr. Notes, REIT, 7.00%,
3/1/08                                                     7,000           5,925
                                                                     -----------
                                                                          14,249
                                                                     -----------

Cable Operators  0.9%
Tele-Communications, 7.875%, 8/1/13                       15,000          14,503
                                                                     -----------
                                                                          14,503
                                                                     -----------

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                      Par/Shares        Value
--------------------------------------------------------------------------------
                                                            In thousands


Electric Utilities  2.7%
AEP Resources, Sr. Notes, (144a), 6.50%, 12/1/03+    $    15,000     $    14,056
DTE Capital, (144a), 7.11%, 11/15/03+                     15,000          14,332
Korea Electric Power, 7.00%, 10/1/02                       5,500           5,319
South Carolina Electric & Gas, 1st Mtg. Bonds
     6.125%, 3/1/09                                       12,000          10,404
                                                                     -----------
                                                                          44,111
                                                                     -----------

Energy  2.5%
PDVSA Finance Limited
     6.80%, 11/15/08                                       8,000           6,344
     Sr. Notes, 9.75%, 2/15/10                             7,750           7,171
YPF Sociedad Anonima
     7.25%, 3/15/03                                       10,000           9,521
     10.00%, 11/2/28                                      16,525          17,663
                                                                     -----------
                                                                          40,699
                                                                     -----------

Entertainment and Leisure  1.9%
International Speedway, Sr. Notes, 7.875%, 10/15/04       10,000           9,651
Royal Caribbean Cruises, Sr. Notes, 6.75%, 3/15/08        20,000          16,882
Time Warner, 8.11%, 8/15/06                                5,000           4,984
                                                                     -----------
                                                                          31,517
                                                                     -----------

Finance and Credit  1.2%
CIT Group, 5.50%, 2/15/04                                  6,000           5,489
General Electric Capital, MTN, 7.375%, 1/19/10            14,000          13,794
                                                                     -----------
                                                                          19,283
                                                                     -----------

Food Processing  0.4%
Flowers Industries, 7.15%, 4/15/28                        10,000           7,068
                                                                     -----------
                                                                           7,068
                                                                     -----------

Foreign Government and Municipalities  1.8%
Banco Latinoamericano, 6.55%, 4/15/03                      7,900           7,493
Korea Development Bank, 7.125%, 4/22/04                    5,000           4,764
Petroleos Mexicanos, Gtd. Notes, 9.25%, 3/30/18            7,490           6,877
Province of Manitoba, 7.50%, 2/22/10                      10,000           9,876
                                                                     -----------
                                                                          29,010
                                                                     -----------
Insurance  1.1%
Jefferson Pilot Capital Trust, (144a), 8.14%, 1/15/46+    10,000           8,785
Trenwick Capital Trust I, Cap. Securities, 8.82%,
2/1/37                                                    10,500           8,585
                                                                     -----------
                                                                          17,370
                                                                     -----------

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                      Par/Shares        Value
--------------------------------------------------------------------------------
                                                            In thousands

Investment Dealers  1.7%
Goldman Sachs Group, 6.625%, 12/1/04+                $    10,000     $     9,402
Paine Webber Group, MTN, 6.72%, 4/1/08                    20,000          17,689
                                                                     -----------
                                                                          27,091
                                                                     -----------

Media and Communications  1.0%
Seagrams, Sr. Notes, 6.80%, 12/15/08                      19,500          17,149
                                                                     -----------
                                                                          17,149
                                                                     -----------

Oil Field Services  0.3%
Halliburton, 5.625%, 12/1/08                               5,000           4,345
                                                                     -----------
                                                                           4,345
                                                                     -----------

Paper and Paper Products  0.4%
Celulosa Arauco Y Constitucion, 7.20%, 9/15/09             7,500           6,558
                                                                     -----------
                                                                           6,558
                                                                     -----------

Petroleum  2.0%
Atlantic Richfield, 9.125%, 3/1/11                         8,150           8,967
Phillips Petroleum, 8.75%, 5/25/10                         4,000           4,084
Union Texas Petroleum, 7.00%, 4/15/08                     20,000          18,912
                                                                     -----------
                                                                          31,963
                                                                     -----------

Railroads  0.7%
Norfolk Southern, Sr. Notes, 8.625%, 5/15/10               7,150           7,251
Union Pacific, 6.625%, 2/1/08                              5,000           4,524
                                                                     -----------
                                                                          11,775
                                                                     -----------

Savings and Loan  0.6%
Dime Bancorp, Sr. Notes, 6.375%, 1/30/01                  10,000           9,883
                                                                     -----------
                                                                           9,883
                                                                     -----------

Services  0.9%
Federal Express, ETC, 8.25%, 1/15/19                       9,839           9,603
Waste Management, Sr. Notes, STEP, 7.70%, 10/1/02          5,300           5,064
                                                                     -----------
                                                                          14,667
                                                                     -----------

Telecommunications  0.9%
Sprint, 6.125%, 11/15/08                                  17,000          14,812
                                                                     -----------
                                                                          14,812
                                                                     -----------

Telephone  1.4%
Ameritech Capital Funding, 6.25%, 5/18/09                 10,000           8,625
U.S. West Capital Funding, 6.875%, 8/15/01                15,000          14,846
                                                                     -----------
                                                                          23,471
                                                                     -----------

Wireless Communications  0.6%
Vodafone Airtouch, (144a), 7.75%, 2/15/10+                11,000          10,663
                                                                          10,663
                                                                     -----------
Total Corporate Bonds and Notes (Cost  $564,161)                         521,036
                                                                     -----------

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                      Par/Shares        Value
--------------------------------------------------------------------------------
                                                            In thousands

ASSET-BACKED SECURITIES  6.1%

Airlines  1.0%
Atlas Air, 7.63%, 1/2/15                             $     9,782     $     8,859
Atlas Air, (144a), 9.702%, 1/2/10                          7,640           7,566
                                                                     -----------
                                                                          16,425
                                                                     -----------

Auto-Backed  0.9%
Onyx Acceptance, 5.83%, 3/15/04                           10,000           9,755
Provident Auto Lease, 7.73%, 10/14/07                      5,918           5,825
                                                                     -----------
                                                                          15,580
                                                                     -----------

Credit Card-Backed  1.9%
First USA Credit Card Master Trust, 7.26%, 5/19/05+        7,048           7,004
MBNA Master Credit Card Trust II
     6.95%, 1/16/07+                                      10,000           9,641
     7.35%, 12/15/06+                                      5,250           5,207
World Financial Network Credit Master Trust, 6.853%,
7/15/06                                                    8,500           8,496
                                                                     -----------
                                                                          30,348
                                                                     -----------

Equipment Leasing -- Heavy Duty  0.3%
Case Equipment Loan Trust, 5.77%, 8/15/05                  6,000           5,766
                                                                     -----------
                                                                           5,766
                                                                     -----------

Petroleum  0.5%
Pemex Finance Limited, (144a), 9.03%, 2/15/11+             8,000           7,817
                                                                     -----------
                                                                           7,817
                                                                     -----------

Recreational Vehicle  1.5%
Chase Manhattan Owner Trust, 6.54%, 8/15/17               11,795          10,864
CIT RV Trust, 6.35%, 4/15/11                              13,375          13,260
                                                                     -----------
                                                                          24,124
                                                                     -----------
Total Asset-Backed Securities (Cost $117,015)                            100,060
                                                                     -----------

EQUITY AND CONVERTIBLE SECURITIES  1.0%

Banking  0.0%
Silicon Valley Bancshares, Pfd., 8.25%                        30     $       589
                                                                     -----------
                                                                             589
                                                                     -----------

Building and Real Estate  1.0%
Equity Residential Properties Trust, REIT, Cv. Pfd.,
7.25%                                                        350           7,792
Reckson Associates Realty, REIT, Cv. Pfd. (Series A),
7.625%                                                       429           8,910
                                                                     -----------
                                                                          16,702
                                                                     -----------
Total Equity and Convertible Securities (Cost $18,134)                    17,291
                                                                     -----------

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                      Par/Shares           Value
--------------------------------------------------------------------------------
                                                               In thousands

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  8.8%

Commercial Mortgage-Backed  2.5%
Heller Financial, 6.847%, 5/15/31                    $    10,000           9,375
LB Commercial Conduit Mortgage Trust, 6.78%, 4/15/09      10,000           9,478
PNC Mortgage Acceptance, 7.33%, 10/10/09                  10,000           9,662
Prudential Securities, 6.074%, 1/15/08                    12,790          11,986
                                                                      ----------
                                                                          40,501
                                                                      ----------

Home Equity Loans-Backed  2.3%
Chase Funding Mortgage Loan, 6.59%, 5/25/28                5,053           4,761
GE Capital Mortgage Services
     REMIC, 6.465%, 6/25/28                               14,207          13,639
Money Store Home Equity Trust
     6.985%, 10/15/16                                      6,000           5,911
     7.91%, 5/15/24                                       13,159          13,169
                                                                      ----------
                                                                          37,480
                                                                      ----------

Whole Loans-Backed  4.0%
BA Mortgage Securities, 7.00%, 7/25/28                    20,600          19,454
Countrywide Mortgage Backed Securities, 6.75%,
11/25/23                                                   5,843           5,425
GE Capital Mortgage Services
     REMIC, 6.75%, 8/25/28                                13,962          13,075
Norwest Asset Securities, 6.75%, 10/25/28                 11,803          10,765
Residential Accredited Loans
     6.75%, 7/25/28                                        7,500           7,051
     7.25%, 11/25/27                                       9,985           9,364
                                                                      ----------
                                                                          65,134
                                                                      ----------
Total Non-U.S. Government Mortgage-Backed Securities
(Cost $138,747)                                                          143,115
                                                                      ----------

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  29.1%

U.S. Government Agency Obligations  10.1%
Federal Home Loan Mortgage
     5.50%, 10/15/20                                       1,659           1,626


15
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T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                      Par/Shares           Value
--------------------------------------------------------------------------------
                                                               In thousands

Federal Home Loan Mortgage
          6.50%, 11/1/04 - 6/1/24                    $    39,030     $    36,516
          7.00%, 8/15/09 - 6/1/25                         42,720          41,109
          7.50%, 5/1/24 - 1/1/30                          21,949          21,358
          8.00%, 6/1/08                                       34              34
          10.50%, 7/1/11 - 8/1/20                            327             348
          11.00%, 1/1/16 - 7/1/20                            167             181
          11.50%, 6/1/01                                       1               1
     REMIC, 6.50%, 3/15/23                                10,810          10,083
     Principal Only, 8/1/28                                7,315           4,368
Federal National Mortgage Assn.
          6.00%, 1/1/29                                    1,684           1,511
          6.50%, 8/1/14 - 2/1/30                          32,002          29,776
          7.50%, 5/1/15                                   18,700          18,425
          8.75%, 3/1/10                                        4               4
                                                                     -----------
                                                                         165,340
                                                                     -----------

U.S. Government Guaranteed Obligations  19.0%
Government National Mortgage Assn.
     I
          6.00%, 12/15/28                                  9,200           8,394
          6.50%, 8/15/25 - 4/15/29                        61,803          57,879
          7.00%, 1/15/24 - 5/15/29                        66,403          63,861
          7.50%, 8/15/16 - 12/15/29                       58,286          57,320
          8.00%, 7/15/16 - 5/15/30                        71,695          71,982
          8.50%, 9/15/16 - 7/15/23                         6,672           6,819
          9.00%, 1/15/09 - 11/15/19                          822             855
          9.50%, 6/15/09 - 3/15/25                           299             310
          11.00%, 12/15/09 - 1/15/21                       6,768           7,365
          11.50%, 3/15/10 - 10/15/15                       1,027           1,127
     II
          7.00%, 12/20/23 - 4/20/30                       27,515          26,364
          8.50%, 9/20/26                                      34              35
          9.00%, 06/20/16 - 2/20/18                          616             634
     GPM, I, 10.25%, 4/15/16 - 11/15/20                      926             994
     Principal Only, 3/16/28                               8,727           5,599
                                                                     -----------
                                                                         309,538
                                                                     -----------
Total U.S. Government Mortgage-Backed Securities
(Cost  $484,693)                                                         474,878
                                                                     -----------

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                      Par/Shares           Value
--------------------------------------------------------------------------------
                                                               In thousands

U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  19.6%

U.S. Government Agency Obligations  2.9%
Federal Home Loan Mortgage
     5.75%, 6/15/01                                  $    10,060     $     9,932
     6.875%, 1/15/05                                      22,750          22,254
Tennessee Valley Authority, 6.235%, 7/15/45               14,934          14,806
                                                                     -----------
                                                                          46,992
                                                                     -----------

U.S. Treasury Obligations  16.7%
U.S. Treasury Bonds
     5.50%, 8/15/28                                       46,000          41,438
     6.125%, 8/15/29                                       2,700           2,689
     6.50%, 11/15/26                                      41,300          42,358
     7.50%, 11/15/16                                      29,000          32,135
U.S. Treasury Inflation-Indexed Notes
     3.375%, 1/15/07                                      47,505          45,254
     3.625%, 7/15/02                                      39,513          39,170
U.S. Treasury Notes
     5.50%, 7/31/01                                       15,000          14,787
     6.875%, 5/15/06                                      21,500          21,820
     7.00%, 7/15/06                                       32,000          32,680
                                                                         272,331
                                                                     -----------
Total U.S. Government Obligations/Agencies
(Cost  $332,620)                                                         319,323
                                                                     -----------

MONEY MARKET FUNDS  2.4%

Reserve Investment Fund, 6.48% #                          39,019          39,019
                                                                     -----------
Total Money Market Funds (Cost $39,019)                                   39,019
                                                                     -----------

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities
98.9% of Net Assets (Cost  $1,694,389)                               $ 1,614,722

Futures Contracts
In thousands

                                                           Contract   Unrealized
                                              Expiration      Value  Gain (Loss)

Short, 300 U.S. Agency 10-year contracts,
$38,000 of Federal Home Loan Mortgage
securities pledged as initial margin                9/00   $(26,963)   $    (85)

Short, 350 U.S. Treasury 5-year contracts,
$121,000 of Federal Home Loan Mortgage
securities pledged as initial margin                9/00   $(34,158)       (284)

Short, 125 U.S. Treasury 10-year contracts,
$163,000 of Federal Home Loan Mortgage
securities pledged as initial margin                9/00   $(12,098)       (203)
                                                                       --------
Net payments (receipts) of variation
margin to date                                                              249
                                                                       --------

Variation margin receivable
(payable) on open futures contracts                                        (323)

Other Assets Less Liabilities                                            18,380
                                                                    -----------
NET ASSETS                                                          $ 1,632,779
                                                                    -----------

    #   Seven-day yield
    +   Private Placement
  ETC   Equipment Trust Certificate
  GPM   Graduated Payment Mortgage
  MTN   Medium Term Note
 REIT   Real Estate Investment Trust
REMIC   Real Estate Mortgage Investment Conduit
 STEP Stepped coupon note for which the interest rate will adjust on specified future date(s).
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 5.7% of net assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
                                                                    May 31, 2000

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

Assets
Investments in securities, at value (cost $1,694,389)               $ 1,614,722
Securities lending collateral                                           297,905
Other assets                                                             21,536
Total assets                                                          1,934,163

Liabilities
Obligation to return securities lending collateral                      297,905
Other liabilities                                                         3,479
Total liabilities                                                       301,384

NET ASSETS                                                          $ 1,632,779
                                                                    -----------
Net Assets Consist of:
Accumulated net investment income - net of distributions            $     2,791
Accumulated net realized gain/loss - net of distributions               (88,407)
Net unrealized gain (loss)                                              (80,239)
Paid-in-capital applicable to 202,438,779 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized                                         1,798,634

NET ASSETS                                                          $ 1,632,779
                                                                    -----------
NET ASSET VALUE PER SHARE                                           $      8.07
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

19
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T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                           Year
                                                                          Ended
                                                                        5/31/00

Investment Income (Loss)

Income
  Interest                                                          $   124,974
  Dividend                                                                1,408
  Securities lending                                                        313
  Total income                                                          126,695
Expenses
  Investment management                                                   8,438
  Shareholder servicing                                                   4,106
  Custody and accounting                                                    248
  Prospectus and shareholder reports                                        197
  Legal and audit                                                            18
  Directors                                                                  12
  Registration                                                                8
  Miscellaneous                                                              13
  Total expenses                                                         13,040
  Expenses paid indirectly                                                  (18)
  Net expenses                                                           13,022
Net investment income (loss)                                            113,673

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                            (70,404)
  Futures                                                                (1,061)
  Foreign currency transactions                                            (189)
  Net realized gain (loss)                                              (71,654)
Change in net unrealized gain or loss
  Securities                                                            (23,426)
  Futures                                                                  (572)
Change in net unrealized gain or loss                                   (23,998)
Net realized and unrealized gain (loss)                                 (95,652)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $    18,021
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

20
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T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                         5/31/00        5/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                      $    113,673    $   127,277
  Net realized gain (loss)                               (71,654)       (20,023)
  Change in net unrealized gain or loss                  (23,998)       (85,943)
  Increase (decrease) in net assets from operations       18,021         21,311

Distributions to shareholders
  Net investment income                                 (113,579)      (127,389)
  Net realized gain                                            -        (33,390)
  Decrease in net assets from distributions             (113,579)      (160,779)

Capital share transactions * \
  Shares sold                                            192,491        378,655
  Distributions reinvested                               105,794        118,923
  Shares redeemed                                       (511,721)      (491,927)
  Increase (decrease) in net assets from capital
  share transactions                                    (213,436)         5,651

Net Assets

Increase (decrease) during period                       (308,994)      (133,817)
Beginning of period                                    1,941,773      2,075,590

End of period                                       $  1,632,779    $ 1,941,773
                                                    ------------    -----------

*Share information
  Shares sold                                             23,373         42,662
  Distributions reinvested                                12,863         13,507
  Shares redeemed                                        (62,339)       (55,845)
  Increase (decrease) in shares outstanding              (26,103)           324

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
                                                                    May 31, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 12, 1973. The fund seeks the highest level of income consistent with the preservation of capi-tal over time by investing primarily in marketable debt securities.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

     of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts At May 31, 2000, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

     specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At May 31, 2000, the value of loaned securities was $287,530,000; aggregate collateral consisted of $302,521,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $427,746,000 and $519,219,000, respectively, for the year ended May 31, 2000. Purchases and sales of U.S. government securities aggregated $960,404,000 and $935,419,000, respectively, for the year ended May 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the fund has capital loss carryforwards for federal income tax purposes of $38,446,000, of which $1,953,000 expires in 2007 and $36,493,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,694,389,000. Net unrealized loss aggregated $79,667,000 at period-end, of which $2,658,000 related to appreciated investments and $82,325,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

     fee, of which $642,000 was payable at May 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,272,000 for the year ended May 31, 2000, of which $260,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 36% of the outstanding shares of the fund at May 31, 2000. For the year then ended, the fund was allocated $1,623,000 of Spectrum expenses, $182,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The
     Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2000, totaled $8,529,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Income Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Income Fund, Inc. (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2000

26
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T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

---------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/00
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $21,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          Checking Available on most fixed income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL  FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS                       BOND FUNDS                        MONEY MARKET FUNDS+
Domestic                          Domestic Taxable                  Taxable
Blue Chip Growth                  Corporate Income                  Prime Reserve
Capital Appreciation              GNMA                              Summit Cash Reserves
Capital Opportunity               High Yield                        U.S. Treasury Money
Diversified Small-Cap Growth      New Income
Dividend Growth                   Short-Term Bond                   Tax-Free
Equity Income                     Short-Term U.S. Government        California Tax-Free Money
Equity Index 500                  Spectrum Income                   New York Tax-Free Money
Extended Equity Market Index      Summit GNMA                       Summit Municipal
Financial Services                Summit Limited-Term Bond          Money Market
Growth & Income                   U.S. Treasury Intermediate        Tax-Exempt Money
Growth Stock                      U.S. Treasury Long-Term
Health Sciences                                                     BLENDED ASSET FUNDS
Media & Telecommunications        Domestic Tax-Free
Mid-Cap Growth                    California Tax-Free Bond          Balanced
Mid-Cap Value                     Florida Intermediate Tax-Free     Personal Strategy Balanced
New America Growth                Georgia Tax-Free Bond             Personal Strategy Growth
New Era                           Maryland Short-Term               Personal Strategy Income
New Horizons*                     Tax-Free Bond                     Tax-Efficient Balanced
Real Estate                       Maryland Tax-Free Bond
Science & Technology              New Jersey Tax-Free Bond          T. ROWE PRICE NO-LOAD
Small-Cap Stock                   New York Tax-Free Bond            VARIABLE ANNUITY
Small-Cap Value                   Summit Municipal Income
Spectrum Growth                   Summit Municipal Intermediate     Equity Income Portfolio
Tax-Efficient Growth              Tax-Free High Yield               International Stock Portfolio
Total Equity Market Index         Tax-Free Income                   Limited-Term Bond Portfolio
Value                             Tax-Free Intermediate Bond        Mid-Cap Growth Portfolio
                                  Tax-Free Short-Intermediate       New America Growth Portfolio
International/Global              Virginia Short-Term               Personal Strategy Balanced
Emerging Markets Stock            Tax-Free Bond                     Portfolio
European Stock                    Virginia Tax-Free Bond            Prime Reserve Portfolio
Global Stock
International Discovery*          International/Global
International Growth & Income     Emerging Markets Bond
International Stock               Global Bond
Japan                             International Bond
Latin America
New Asia
Spectrum International

*    Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information           Walk-In Investor Centers:
or to conduct transactions,                For directions, call 1-800-225-5132
24 hours, 7 days a week                    or visit our Web site
By touch-tone telephone
Tele*Access 1-800-638-2587                 Baltimore Area
By Account Access on the Internet          Downtown
www.troweprice.com/access                  101 East Lombard Street

For assistance                             Owings Mills
with your existing                         Three Financial Center
fund account, call:                        4515 Painters Mill Road
Shareholder Service Center
1-800-225-5132                             Boston Area
                                           386 Washington Street
To open a brokerage account                Wellesley
or obtain information, call:
1-800-638-5660                             Colorado Springs
                                           4410 ArrowsWest Drive
Internet address:
www.troweprice.com                         Los Angeles Area
                                           Warner Center
Plan Account Lines for retirement          21800 Oxnard Street, Suite 270
plan participants:                         Woodland Hills
The appropriate 800 number appears
on your retirement account statement.      Tampa
                                           4200 West Cypress Street
T. Rowe Price Associates                   10th Floor
100 East Pratt Street
Baltimore, Maryland 21202                  Washington, D.C.
                                           900 17th Street N.W.
                                           Farragut Square

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.


Invest with Confidence

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T. Rowe Price Investment Services, Inc., Distributor.